SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No.)

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Allspring Funds Trust
(Name of Registrant as Specified in Its Charter)

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ALLSPRING FUNDS TRUST (“Funds Trust” or the “Trust”), on behalf of the following series:

Allspring Discovery Innovation Fund (formerly Allspring Specialized Technology Fund) (the “Fund”)

525 Market Street, 12th Floor, San Francisco, California 94105

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

September 15, 2022

Information on the Fund’s Sub-Adviser

As a shareholder of the Fund, you are receiving this notice regarding the availability of an information statement (the “Information Statement”) relating to the replacement of Allianz Global Investors U.S. LLC (“AllianzGI”) as the sub-adviser for the Fund. This notice presents an overview of the Information Statement that is available to you on the Internet or, upon request, by mail or email. We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action.

At a meeting held on June 29, 2022, the Board of Trustees of Allspring Funds Trust (the “Board”) unanimously approved: (1) replacing AllianzGI with Allspring Global Investments, LLC (“Allspring Investments”) as the sub-adviser for the Fund; (2) reducing the Fund’s management fees and sub-advisory fees; (3) changing the Fund’s name to the Allspring Discovery Innovation Fund; (4) removing the Fund’s non-fundamental policy to invest at least 80% of its net assets in the equity securities of technology companies; and (5) revising the Fund’s principal investment strategies. The first two changes were implemented on July 15, 2022 and the remaining changes went into effect on September 6, 2022. As Allspring Investments is now serving as the Fund’s sub-adviser, the Fund also has new portfolio managers who are responsible for implementing the Fund’s revised investment strategy. Please consult the Information Statement for additional details. The Fund will not bear any transition-related expenses with respect to these changes.

Funds Trust and Allspring Funds Management, LLC (the “Manager”), the Fund’s investment manager, have received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission that permits the Manager, subject to certain conditions, such as approval by the Board, to enter into a new sub-advisory agreement with a sub-adviser, including one that is a wholly-owned subsidiary of the Manager or of a company that wholly-owns the Manager, without shareholder approval.

By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the Internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund’s website at allspringglobal.com. The Information Statement will be available on the Fund’s website until at least December 15, 2022. You may request a paper copy or email copy of the Information Statement free of charge by calling 1-800-222-8222 or writing to Allspring Funds, P.O. Box 219967, Kansas City, MO 64121-9967.

Only one copy of this notice will be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Allspring Funds at P.O. Box 219967, Kansas City, MO 64121-9967 or call 1-800-222-8222. Shareholders wishing to receive separate copies of notices in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Allspring Funds as indicated above.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you to obtain a copy.

NOT092

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ALLSPRING FUNDS TRUST (“Funds Trust” or the “Trust”), on behalf of the following series:

Allspring Discovery Innovation Fund (formerly Allspring Specialized Technology Fund) (the “Fund”)

525 Market Street, 12th Floor, San Francisco, California 94105

INFORMATION STATEMENT

September 15, 2022

This Information Statement is for informational purposes only and no action is requested on your part. We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement is being made available to shareholders of the Fund, a series of the Trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Manager of Managers Order”) that the Trust and Allspring Funds Management, LLC (“Allspring Funds Management” or the “Manager”) have received from the U.S. Securities and Exchange Commission (the “SEC”). The Manager of Managers Order permits the Manager, subject to certain conditions, such as approval by the Trust’s Board of Trustees (the “Board”), to enter into a new sub-advisory agreement with a sub-adviser, including one that is a wholly-owned subsidiary of the Manager or of a company that wholly-owns the Manager, without shareholder approval.

Appointment of Allspring Global Investments, LLC as Sub-Adviser to the Fund

At a meeting held on June 29, 2022 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of Funds Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) for the Fund among Funds Trust, on behalf of the Fund, the Manager, as investment manager, and Allspring Global Investments, LLC (“Allspring Investments”), as investment sub-adviser, (the “Sub-Adviser”), effective on or about July 15, 2022. On such date, Allspring Investments replaced Allianz Global Investors U.S. LLC (“AlliaznGI”) as the Fund’s sub-adviser.

Board Considerations of the New Sub-Advisory Agreement

Under the 1940 Act, the Board of Funds Trust must determine whether to approve the sub-advisory agreements for any series of Funds Trust. In this regard, at Board meetings held on June 16, 2022 and June 29, 2022 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the sub-advisory agreement and are not “interested persons” of Funds Trust, as such term is defined in the 1940 Act (the “Independent Trustees”), reviewed and approved the New Sub-Adviser Agreement. At the Meeting, the Board also approved changing the Fund’s name to the Allspring Discovery Innovation Fund and principal investment strategy changes.

On May 17, 2022, AllianzGI pled guilty to securities fraud in connection with a scheme to defraud investors by concealing the risks of a complex options trading strategy used by AllianzGI to manage certain of their accounts (not including the Fund). AllianzGI admitted that its conduct violated federal securities laws and agreed to a cease-and-desist order. As a consequence of the guilty plea, AllianzGI was automatically and immediately disqualified from providing advisory services to any U.S. registered fund for ten years. However, the SEC provided a waiver from disqualification until July 26, 2022 solely to permit U.S. registered open-end funds (such as the Fund) to transition from AllianzGI to another investment adviser or sub-adviser(s), as applicable. As a condition to the waiver, AllianzGI or its affiliates agreed to bear all expenses associated with the transitioning of its services to new sub-advisers, and no funds sub-advised by AllianzGI will directly or indirectly bear any expenses associated with such transitions. On June 13, 2022, AllianzGI entered into a definitive agreement with Voya Financial Inc. (“Voya”) whereby Voya will integrate certain assets and teams comprising the substantial majority of AllianzGI’s U.S. business with Voya Investment Management, the asset management business of Voya.

At the Meeting, the Board considered the facts described above with respect to AllianzGI and other factors, including those described below in approving the selection of Allspring Investments to replace AllianzGI as sub-adviser to the Fund as well as approving the New Sub-Advisory Agreement to replace the current sub-advisory agreement with AllianzGI upon its termination. The Independent Trustees conferred extensively among themselves and with

1 | Information Statement - Discovery Innovation Fund

representatives of Allspring Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

The Board’s decision to approve the New Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided. In this regard, the Board did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee may have attributed different weights to various factors. The Board evaluated information provided to it with respect to the Fund, as it considered appropriate. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Investments with respect to other funds in the Allspring fund family.

After its deliberations, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable by Allspring Funds Management to Allspring Investments under the New Sub-Advisory Agreement is reasonable. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in approving the New Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Board noted that it had previously received and considered information regarding the nature, quality and extent of services provided to the Fund by AllianzGI in connection with prior annual contract renewals, the most recent of which occurred in 2021, as well as through regular quarterly updates on investment performance over the past year. The Board also noted that AllianzGI would be disqualified from continuing to provide sub-advisory services to the Fund no later than July 26, 2022. The Board further considered that prior to the announcement of the disqualification, Funds Management had been evaluating AllianzGI as a sub-adviser to the Fund in light of the announced retirements of two of the current portfolio managers to the Fund on December 31, 2022. The Board noted that as of the date of the Meeting, these portfolio managers had not yet agreed to join Voya. The Board considered Funds Management’s assessment of the risks associated with a transition from AllianzGI to a new sub-adviser under the compressed time frame for conducting a comprehensive due diligence review. The Board also considered the reasons that Allspring Funds Management instead proposed that Allspring Investments serve as sub-adviser to the Fund.

The Board received and considered various information to evaluate the nature, extent and quality of services proposed to be provided to the Fund by Allspring Investments under the New Sub-Advisory Agreement. The Board considered that the nature and extent of services proposed to be provided to the Fund by Allspring Investments under the New Sub-Advisory Agreement were substantially similar to those provided by AllianzGI. In particular, the Board noted that, like AllianzGI, Allspring Investments would be required to provide day-to-day portfolio management services for the assets of the Fund and comply with all policies of Funds Trust and applicable laws, rules and regulations. With respect to quality of services, the Board reviewed and analyzed materials on Allspring Investments (including at its April and May 2022 Board meetings) and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are expected to be primarily responsible for day-to-day portfolio management services furnished to the Fund. The Board also received and considered information about proposed name and principal investment strategy changes for the Fund. The Board also considered the timing of the sub-adviser change, the name change, and the principal investment strategy changes for the Fund. The Board also considered the nature, quality and extent of services, including compliance monitoring, provided by Allspring Investments in its capacity as sub-adviser to numerous other series of Funds Trust.

The Board took into account the information described above, in addition to other information the Board received and discussions the Board had with Allspring Funds Management and Allspring Investments about the services proposed to be provided by Allspring Investments to the Fund, in deciding to approve the Sub-Advisory Agreement.

Investment Performance and Expenses

The Board received and considered information comparing the Fund’s performance over various time periods ended April 30, 2022 to that of the Fund’s current and new benchmark indexes, peers and Morningstar categories. The Board noted that it would have the opportunity to review the Fund’s investment performance under the New Sub-Advisory Agreement with Allspring Investments based on the new principal investment strategies on an on-going basis and in connection with future annual reviews of advisory agreements.

The Board also received and considered information regarding the Fund’s net operating expense ratio which Allspring Funds Management has agreed to reduce across all share classes through July 31, 2024.

Information Statement - Discovery Innovation Fund | 2

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to approve the New Sub-Advisory Agreement.

Sub-Advisory Fee Rate

The Board also reviewed and considered the contractual investment sub-advisory fee rate that would be payable by Allspring Funds Management to Allspring Investments for investment sub-advisory services under the New Sub-Advisory Agreement. The Board noted that the contractual investment sub-advisory fee rate that would be payable by Allspring Funds Management to Allspring Investments under the New Sub-Advisory Agreement is lower at all asset levels than the contractual investment sub-advisory fee rate payable by Allspring Funds Management to AllianzGI. The Board also noted that the contractual investment management fee rate payable by the Fund to Allspring Funds Management would also be reduced.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Investments by Allspring Funds Management under the New Sub-Advisory Agreement is reasonable.

Profitability

The Board did not receive or consider separate profitability information with respect to Allspring Investments in connection with its approval of the New Sub-Advisory Agreement, although it noted that the Fund’s sub-adviser would be changed from AllianzGI, an investment manager unaffiliated with Allspring Funds Management, to Allspring Investments, an investment manager affiliated with Allspring Funds Management. The Board also noted that it would have an opportunity to review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board did not review specific information regarding possible economies of scale with respect to Allspring Investments’ services to the Fund principally because the Board regards that information as less relevant at the sub-adviser level. The Board also noted that the management fee schedule for fees payable by the Fund to Allspring Funds Management and the Fund’s net operating expense ratio cap would be reduced in connection with the transition from AllianzGI to Allspring Investments, and that the management fee schedule includes breakpoints that operate generally to reduce the effective management fee rate of the Fund as the Fund grows in size. The Board noted that expense reimbursement arrangements and management fee breakpoints are means of sharing potential economies of scale with Fund shareholders. The Board also considered that it would have an opportunity to review information regarding potential economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to Allspring Investments

The Board considered potential “fall-out” or ancillary benefits to be received by Allspring Investments as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund, soft dollar credits earned and utilized by Allspring Investments, fees earned by Allspring Investments from managing a private investment vehicle for the fund family’s securities lending collateral, commissions earned by an affiliated broker from portfolio transactions, and benefits potentially derived from an increase in Allspring Investments’ business as a result of its relationship with the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Allspring Investments were unreasonable.

Conclusion

During the Meeting, after considering the above-described factors and based on its deliberations and evaluations of the information described above, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring Investments under the New Sub-Advisory agreement is reasonable.

Terms of the New Sub-Advisory Agreement

The material terms of the New Sub-Advisory Agreement, which is attached hereto as Exhibit A, are substantially similar to the material terms of the prior sub-advisory agreement with AllianzGI. Under the terms of the New Sub-Advisory Agreement, Allspring Investments will be responsible, subject to the direction and control of Allspring Funds Management and the Board, for investing and reinvesting the Fund’s assets in a manner consistent with the Amended

3 | Information Statement - Discovery Innovation Fund

and Restated Declaration of Trust of Funds Trust ( the “Declaration of Trust”), Funds Trust’s registration statement, investment guidelines, policies and restrictions established by the Board, and applicable federal and state law. As such, Allspring Investments will have full discretion within the scope of its delegated authority to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for the Fund.

The continuance of the New Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

The New Sub-Advisory Agreement will terminate automatically in the event of its assignment, or in the event of a termination of the investment management agreement between the Trust and the Manager, and is terminable at any time without penalty by the Board or by a vote of the majority of the outstanding shares of the Fund, or by the Manager or Allspring Investments, on 60 days’ written notice to the other parties.

The New Sub-Advisory Agreement provides that Allspring Investments shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Allspring Investments is entitled to an annual fee for its investment sub-advisory services to the Fund. All sub-advisory fees are paid by the Manager and not the Fund. Because the Manager pays Allspring Investments out of the management fee it receives from the Fund, there is no duplication of advisory fees paid.

On July 15, 2022, in connection with the change in sub-adviser to Allspring Investments, the sub-advisory fee schedule was modified, as shown in the table below.

Sub-Advisory Fee
Prior fee paid to Allianz GI	New fee paid to Allspring Investments
First $100M - 0.570% Next $200M - 0.520% Over $300M - 0.500%	First $100M - 0.450% Next $100M - 0.400% Next $300M - 0.350% Over $500M - 0.300%

Other Related Changes

When Allspring Investments, became the Fund’s sub-adviser, portfolio managers of Allspring Investments became responsible for the day-to-day management of the Fund’s assets. In connection with these changes, the Fund’s principal investment strategies were modified, effective September 6, 2022.

In addition, effective July 15, 2022, the Fund’s investment management fee schedule was modified, and Allspring Funds Management reduced the Fund’s net operating expense ratio caps for all share classes.

Changes to Principal Investment Strategy and Investment Process. The Fund’s investment objective remains the same, but the Fund’s principal investment strategy and investment process were modified. Information about these changes is included in the table below:

Information Statement - Discovery Innovation Fund | 4

Principal Investment Strategy
Former Strategy Language	Strategy Language effective September 6, 2022

Under normal circumstances, we invest:

■

at least 80% of the Fund’s net assets in equity securities of technology companies;

■

up to 50% of the Fund’s total assets in equity securities of foreign issuers, including up to 15% of the Fund’s total assets in equity securities of emerging markets issuers, directly or through ADRs and similar investments;

■

up to 25% of the Fund’s total assets in any one foreign country, although investments in Japan may exceed this limitation; and

■

we may invest up to 15% of the Fund’s total assets in equity securities of issuers with market capitalizations below $100 million at the time of purchase.

We invest principally in equity securities of global technology companies across all market capitalizations including common stocks and preferred stocks, warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, health care, biotechnology, defense and aerospace, energy equipment and services, nanotechnology, electric manufacturing services and others. We concentrate the Fund’s investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

We evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities. We may reduce or eliminate exposure to a stock when we identify a more attractive investment opportunity and/or when a company’s fundamentals change.

Under normal circumstances, we invest:

■

at least 80% of the Fund’s net assets in equity securities; and

■

up to 25% of the Fund’s total assets in equity securities of foreign issuers, including up to 15% of the Fund’s totalassets in equity securities of emerging markets issuers, directly or through ADRs and similar investments.

Under normal circumstances, we invest primarily in equity securities of companies of any market capitalization that we believe offer the potential for capital growth and are relevant to the Fund’s investment theme of innovation. We believe that companies relevant to this theme are those that derive a portion of their revenue from technology products or services, which we believe offers companies attractive opportunities for future growth through technological innovation. In selecting from this universe, we seek to identify companies that have, among other characteristics, the ability to develop or benefit from new products, services, or technological advancements that disrupt, or are expected to disrupt, existing markets or processes. We believe such companies can foster technological advancements to maximize efficiencies, establish pricing advantages, gain market share from competitors, and benefit from changes indemographic, lifestyle, or environmental trends. We believe innovation found in companies on the “right side of change” is often mispriced in today’s public equity markets and is a frequent signal or anomaly that we seek to exploit through our investment process. These companies will generally be part of the following industries or sectors: computer, software, communications equipment and services, internet retail, semi-conductor, health care, pharmaceuticals, biotechnology, defense and aerospace, energy equipment and services, nanotechnology, electric manufacturing services, transaction and payment processing services, information technology or communication services.

We may also invest in equity securities of foreign issuers, including emerging market issuers, through ADRs and similar investments. In order to capture opportunities from the broadening impact of innovation, we do not limit the fund’s exposure to any single industry or sector. We may invest in any sector, and at times the Fund may emphasize one or more particular sectors, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified. The Fund will invest at least 25% of the Fund’s assets in the technology sector.

We seek to identify companies that have the prospect for strong sales and earnings growth rates, that enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to how management teams allocate capital in order to drive future cash flow. In addition to meeting with management, we take a surround-the-company approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. Price objectives are determined based on industry-specific valuation methodologies, including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA (earnings before interest, taxes, depreciation and amortization) and free cash flow yield. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading.

Risks. In connection with the change in strategy, Convertible Securities Risk and Geographic Emphasis Risk are no longer risks of the Fund.

Portfolio Management. The following portfolio managers of Allspring Investments are responsible for the day-to-day

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management of the Fund’s assets:

Michael T. Smith, CFA Mr. Smith joined Allspring Investments or one of its predecessor firms in 2000, where he currently serves as a Managing Director and Lead Portfolio Manager of the Discovery Growth Equity team.

Christopher J. Warner, CFA Mr. Warner joined Allspring Investments or one its predecessor firms in 2007, where he currently serves as a Portfolio Manager for the Discovery Growth Equity team.

On the same date, the Fund’s management fee schedule was modified, as shown in the table below.

Management Fee
Fee paid prior to July 15, 2022	Fee paid beginning July 15, 2022
First $500M - 0.850% Next $500M - 0.840% Next $1B - 0.815% Next $2B - 0.790% Next $1B - 0.765% Next $5B - 0.755% Over $10B - 0.745%	First $500M - 0.800% Next $500M - 0.750% Next $1B - 0.700% Next $2B - 0.675% Next $1B - 0.650% Next $3B - 0.640% Next $2B - 0.615% Next $2B - 0.605% Next $4B - 0.580% Over $16B - 0.555%

In addition, the Fund’s cap on total net operating expenses was lowered as follows:

	Class A1	Class C1	Administrator Class[1]	Institutional Class[1]
Former Net Operating Expense Ratio (“NOER”)	1.35%	2.10%	1.28%	1.03%
NOER as of July 15, 2022	1.23%	1.98%	1.15%	0.90%
1.	The Manager has contractually committed through July 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Principal Executive Officers and Directors of Allspring Investments

Allspring Investments is a registered investment adviser located at 525 Market Street, San Francisco, CA 94105. Allspring Investments, an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds.

The name and principal occupation of Allspring Investments’s principal executive officers and directors as of the date of this Information Statement are set forth below. The business address of each such officer and/or director is 525 Market Street, San Francisco, CA 94105.

■	Sallie Squire (Chief Operating Officer)

■	Francis Jon Baranko (Chief Investment Officer-Fundamental Investments and President)

■	Karin Brotman (Interim Chief Compliance Officer)

■	Molly Festa McMillin (Chief Financial Officer)

■	Dale Winner (Chief Executive Officer (Bahamas Branch))

■	Siobhan Foy (Senior Vice President)

■	Angela Dee Coffman (Senior Vice President)

■	David Bullock (Senior Vice President)

■	Allegra Heyligers (Senior Vice President)

■	Susan Raynes (Executive Vice President)

■	Andrew Owen (Executive Vice President)

Other than Andrew Owen, who is President of the Trust, no Officer or Trustee of Funds Trust is an officer, employee, director, general partner or shareholder of Allspring Investments. No Trustee of Funds Trust has any material direct or indirect interest in Allspring Investments or any person controlling, controlled by or under common control with Allspring Investments. Since the beginning of the Funds’ most recently completed fiscal year, no Trustee of Funds Trust

Information Statement - Discovery Innovation Fund | 6

has had, directly or indirectly, any material interest in any material transactions or material proposed transactions to which Allspring Investments, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities was or is to be a party.

Other Similar Funds Managed by the Sub-Adviser

The Sub-Adviser does not provide investment sub-advisory services for any similar fund.

Service Providers to Funds Trust

Investment Manager and Class-Level Administrator. Allspring Funds Management currently serves as the investment manager and class-level administrator for the Fund.

Below are the aggregate management fees paid by the Fund and the aggregate management fees waived by Allspring Funds Management for the most recent fiscal year.

Below are the aggregate class-level administration fees paid by the Fund and the aggregate class-level administration fees waived by Allspring Funds Management for the most recent fiscal year.

Below are the aggregate sub-advisory fees paid by the Manager for the most recent fiscal year.

Fund	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed
Discovery Innovation Fund	AllianzGI U.S.	$3,637,164	$0

Brokerage Commissions to Affiliates. For the latest fiscal year, the Fund did not pay any brokerage commissions to affiliates.

Principal Underwriter/Distributor. Allspring Funds Distributor, LLC (“Funds Distributor”) serves as the distributor and principal underwriter of the Fund. Below are the underwriting commissions received by Funds Distributor from sales charges on the sale of Fund shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for the most recent fiscal year:

Underwriting Commissions
Fund/Fiscal Year End	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
March 31, 2022
Discovery Innovation Fund	$10,810	$10,810

Below are the distribution fees paid by the Fund for the most recent fiscal year. Class A, Administrator Class, and Institutional Class shares do not pay 12b-1 fees.

Distribution Fees
Fund	Total Distribution Fees Paid by Fund	Amount of Total Distribution Fees Retained by Distributor	Amount of Total Distribution Fees Distributor Paid to Broker/ Dealers
Discovery Innovation Fund
Class C	$90,909	$29,794	$61,115

Share Ownership
Please see Exhibit B for a list of persons reflected on the books and records of the Fund as owning of record 5% or more of the outstanding shares of any class of the Fund as of August 1, 2022. Additionally, as of August 1, 2022, the Trustees and Officers of the Fund, as a group, beneficially owned in the aggregate less than 1% of the outstanding shares of a Fund and each class of the Fund.

Outstanding Shares

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As of August 1, 2022, the Fund had the following number of shares issued and outstanding:

Fund / Share Class	Number of Shares
Discovery Innovation Fund
Class A	35,183,902.97
Class C	1,028,669.27
Administrator Class	626,190.10
Institutional Class	3,793,223.00

Financial Information

The Fund’s annual and semi-annual reports contain additional performance information about the Fund and are available upon request, without charge, by writing to Allspring Funds, P.O. Box 219967, Kansas City, MO 64121-9967, by calling 1.800.222.8222 or by visiting the Allspring Funds website at www.allspringglobal.com.

Shareholder Proposals

The Trust is not required, nor does it intend, to hold annual meetings of shareholders for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board has been elected by shareholders). Any shareholder desiring to present a proposal for consideration at the next shareholder meeting must submit the proposal in writing so that it is received within a reasonable time before any meeting. A proposal should be sent to the Trust at 525 Market Street, 12th Floor, San Francisco, CA 94105.

Information Statement - Discovery Innovation Fund | 8

Exhibit A

NEW SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT
AMONG ALLSPRING FUNDS TRUST,
ALLSPRING FUNDS MANAGEMENT, LLC AND
ALLSPRING GLOBAL INVESTMENTS, LLC

This AMENDED AND RESTATED SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of this 1st day of November, 2021, as amended and restated as of December 6, 2021, by and among Allspring Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Allspring Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Allspring Global Investments, LLC, a limited liability company organized under the laws of the State of Delaware, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105 (the “Sub-Adviser”).

WHEREAS, this Sub-Advisory Agreement amends and replaces the agreement dated November 1, 2021 previously entered into by and between the parties;

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, series management investment company; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the investment management agreement dated November 1, 2021, between the Trust and the Adviser with respect to the Funds (the “Management Agreement”).

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the “fund complex”) may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of the Adviser, or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the any Sub-adviser that is not an affiliated person of the Adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in

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securities or other Fund assets.

Section 3. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, as amended from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

(c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 4. Control by Board. As is the case with respect to the Adviser under the Management Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust’s Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

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(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

(f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from

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rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds’ Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds’ Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund for an initial two-year term after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, and that of the Sub-Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to

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such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

ALLSPRING FUNDS TRUST
on behalf of the Funds

By:
Name: Matthew Prasse
Title: Secretary

ALLSPRING FUNDS MANAGEMENT, LLC

By:
Name: Andrew Owen
Title: President and CEO

ALLSPRING GLOBAL INVESTMENTS, LLC

By:
Name: Sallie Squire
Title: Chief Operating Officer

APPENDIX A
ALLSPRING GLOBAL INVESTMENTS, LLC
SUB-ADVISORY AGREEMENT
ALLSPRING FUNDS TRUST

Allspring Specialized Technology Fund2

2. On June 29, 2022 the Board of Trustees of Allspring Funds Trust approved Allspring Global Investments, LLC as sub-adviser to the Specialized Technology Fund effective on or about July 15, 2022. The Board also approved a name change for the Fund to Discovery Innovation Fund effective on or about September 6, 2022.

SCHEDULE A

ALLSPRING GLOBAL INVESTMENTS, LLC
SUB-ADVISORY AGREEMENT

FEE AGREEMENT
ALLSPRING FUNDS TRUST

This fee agreement is made as of the 29th day of June, 2022, by and between Allspring Funds Management, LLC (the “Adviser”) and Allspring Global Investments, LLC (the “Sub-Adviser”); and

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WHEREAS, the parties and Allspring Funds Trust (the “Trust”) have entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”).

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates described in this Schedule A to Appendix A for each Fund listed in Appendix A.

The Sub-Adviser shall receive a fee as described in this Schedule A to Appendix A from the assets of the Allspring Growth Balanced Fund and Allspring Moderate Balanced Fund, and from each Allspring Spectrum Fund, Allspring Target Date Fund and Allspring Dynamic Target Date Fund for providing services with respect to which Master Trust Portfolios (or, in the case of Allspring Growth Balanced Fund, Allspring Moderate Balanced Fund, and the Allspring Spectrum Funds, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a “Fund of Funds structure”).

The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

Allspring Specialized Technology Fund3
First 100M - 0.450%
Next 100M - 0.400%
Next 300M - 0.350%
Over 500M - 0.300%

Schedule A amended: June 29, 2022

3. On June 29, 2022 the Board of Trustees of Allspring Funds Trust approved Allspring Global Investments, LLC as sub-adviser to the Specialized Technology Fund effective on or about July 15, 2022. The Board also approved a name change for the Fund to Discovery Innovation Fund effective on or about September 6, 2022.

The foregoing fee schedule is agreed to as of June 29, 2022 and shall remain in effect until changed in writing by the parties.

ALLSPRING FUNDS MANAGEMENT, LLC

By:
Name: Andrew Owen
Title: President and CEO

ALLSPRING GLOBAL INVESTMENTS, LLC

By:
Name: Sallie Squire
Title: Chief Operating Officer

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Exhibit B

Principal Holders of Fund Shares. Set forth below as of August 1, 2022, is the name, address and share ownership of each person with record ownership of 5% or more of a class of the Fund. Except as identified below, no person with record ownership of 5% or more of a class of the Fund is known by the Trust to have beneficial ownership of such shares.

Principal Fund Holders
Discovery Innovation Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	12.69%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 211 Main Street San Francisco, CA 94105-1905	10.41%
National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Fund Dept. 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	6.58%
Discovery Innovation Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	65.05%
American Enterprise Investment Services 707 2nd Ave S Minneapolis, MN 55402-2405	9.11%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	5.47%
Discovery Innovation Fund Administrator Class
State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln St Boston, MA 02111-2901	56.61%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	20.74%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	7.57%
Discovery Innovation Fund Institutional Class

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Principal Fund Holders
Attn NPIO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	25.04%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	20.94%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	17.06%
National Financial Services, LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	8.37%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	5.91%
Pershing, LLC 1 Perching Plaza Jersey City, NJ 07399-0002	5.28%

INFO092

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